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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 1999




                      DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                     1-13647                73-1356520
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
     of incorporation)                                  Identification No.)



                  5330 East 31st Street, Tulsa, Oklahoma 74135
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (918) 660-7700

        Former name or former address, if changed since last report: N/A





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Item 5.  OTHER EVENTS

         Renewal of Commercial Paper Program and Liquidity Facility

         Effective March 4, 1999, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the "Company"), renewed its existing commercial paper program for another year at a maximum size of $640 million (the "Commercial Paper Program"), backed by a renewal of the Company's liquidity lending facility that supports the Commercial Paper Program totaling $575 million (the "Liquidity Facility").

         New Medium Term Notes

         On April 29, 1999, the Company expanded its existing asset backed note program through the issuance of $250 million principal amount of fixed rate (5.9% to 7.1%), five year term notes (the "New Medium Term Notes"). The New Medium Term Notes are secured by (i) vehicles in the rental and leasing fleet of the Company's subsidiaries, Dollar Rent A Car Systems, Inc. ("Dollar") and Thrifty Rent-A-Car System, Inc. ("Thrifty") (the Company, Dollar and Thrifty are collectively referred to herein as the "Group"), (ii) the Group's rights to payment under automotive manufacturers' residual value programs, (iii) credit enhancement (including a letter of credit issued under the Company's $215 million, 5 year, senior secured revolving credit facility), and (iv) other collateral. The proceeds that the Group receives from the New Medium Term Notes will be used by a finance subsidiary of the Group to purchase, finance or refinance fleet vehicles from time to time.

         The descriptions contained herein regarding the extension of the Commercial Paper Program and Liquidity Facility and the New Medium Term Notes are qualified in their entirety by reference to the definitive agreements dated March 4, 1999 and April 29, 1999, respectively, included herewith as Exhibits
4.20 through 4.24.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The Exhibits to this report are listed in the Index to Exhibits set forth elsewhere herein.






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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

Date:  May 18, 1999                  By:/s/ STEVEN B. HILDEBRAND
                                        ----------------------------
                                     Name:  Steven B. Hildebrand
                                     Title: Vice President,
                                            Principal Financial Officer and
                                            Principal Accounting Officer



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                                INDEX TO EXHIBITS
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             Exhibit No.                      Description
             -----------                      -----------

             4.20 Supplement No. 2 to Series 1998-1 Supplement to Base Indenture dated March 4, 1999, among Rental Car Finance Corp., Dollar, Thrifty, the Company, Bankers Trust Company and Credit Suisse First Boston.

             4.21 Extension of Scheduled Liquidity Commitment Termination Date dated March 4, 1999, among Dollar Thrifty Funding Corp., various Liquidity Lenders and Credit Suisse First Boston.

             4.22 Series 1999-1 Supplement to Base Indenture dated as of April 29, 1999 between Rental Car Finance Corp. and Bankers Trust Company.

             4.23 Note Purchase Agreement dated as of April 29, 1999 among Rental Car Finance Corp., the Company, Credit Suisse First Boston Corporation and Chase Securities Inc.

             4.24 Enhancement Letter of Credit Application and Agreement dated April 29, 1999, among Dollar, Thrifty, the Company, Rental Car Finance Corp. and Credit Suisse First Boston.